EXHIBIT 99.1
SUMMIT HOTEL OP, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010

							Pro Forma
	Summit Hotel	Reclassification	Reclassified		Pro Forma		Summit Hotel
	Properties, LLC(A)	Adjustments(B)	Subtotal	Contribution(C)	Adjustments(D)		OP, LP
	(In thousands)

ASSETS
Cash and cash equivalents	$11,247		$11,247	$240,047	$(235,256	)(1)(2)(6)	$16,038
Restricted cash	2,556	$939	3,495				3,495
Trade receivables	4,773		4,773				4,773
Prepaid expenses and other	3,530		3,530				3,530
Property and equipment, net	454,983		454,983				454,983
Deferred charges and other assets, net	4,671		4,671		(385	)(3)	4,286
Land held for sale	23,242		23,242				23,242
Other assets	4,028		4,028				4,028
Restricted cash	939	(939)	—				—

Total assets	$509,969		$509,969				$514,375

LIABILITIES AND MEMBERS’/PARTNERS’ EQUITY
Current portion of long-term debt	$146,379	$(146,379)	$—				$—
Lines of credit	19,993	(19,993)	—				—
Accounts payable	1,291		1,291				1,291
Related party accounts payable	437		437				437
Accrued expenses	12,204		12,204				12,204
Mortgages and notes payable	255,826	166,372	422,198		$(223,773	)(1)	198,425

Total liabilities	436,130		436,130				212,357
Members’/Partners’ Equity:
Members’ equity	75,463		75,463		(75,463	)(2)(4)	—
Partners’ equity	—		—	$240,047	(3,585	)(3)(5)(6)	302,018
					65,556	(2)(4)	—
Noncontrolling interest	(1,624)		(1,624)		1,624	(4)	—

Total members’/partners’ equity	73,839		73,839				302,018

Total liabilities and members’/partners’ equity	$509,969		$509,969				$514,375

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SUMMIT HOTEL OP, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

							Pro Forma
	Summit Hotel	Reclassification		Reclassified	Pro Forma		Summit Hotel
	Properties, LLC(A)	Adjustments(B)		Subtotal	Adjustments		OP, LP
	(In thousands, except per-share data)

REVENUE
Room revenues	$102,874			$102,874			$102,874
Other hotel operations revenues	1,939			1,939			1,939

Total revenues	104,813			104,813			104,813
EXPENSES
Hotel operating expenses:
Direct hotel operations	35,351	$(35,351	)(1)	—			—
Other hotel operating expenses	14,056	(14,056	)(2)	—			—
General, selling and administrative	18,810	(18,810	)(3)	—			—
Repairs and maintenance	3,396	(3,396	)(4)	—			—
Rooms	—	30,677	(1)	30,677			30,677
Other direct	—	13,068	(2)(3)(4)	13,068			13,068
Other indirect	—	27,278	(1)(2)(3)(5)	27,278	$1,114	(C)	28,392
Other	—	460	(3)	460			460

Total hotel operating expenses	71,613			71,483			72,597
Depreciation and amortization	20,328			20,328	(234	)(D)	20,094
Corporate general and administrative:
Salaries and other compensation	—			—	2,093	(E)	2,093
Other					1,380	(E)	1,380
Equity-based compensation	—			—	562	(F)	562
Hotel property acquisition costs	—	130	(5)	130			130
Loss on impairment of assets	—			—			—

Total expenses	91,941			91,941			96,856

Income (loss) from operations	12,872			12,872			7,957

Other income (expense):
Interest income	36			36			36
Interest expense	(19,520)			(19,520)	11,750	(G)	(7,770)
Loss on disposal of assets	(40)			(40)			(40)

Total other expense	(19,524)			(19,524)			(7,774)

Income (loss) from continuing operations	(6,652)			(6,652)			183

Net loss before income taxes	(6,652)			(6,652)			183
Income tax expense	(273)			(273)	(497	)(H)	(770)

Net loss	$(6,925)			$(6,925)			$(587)

Pro forma earnings (loss) per unit:
Basic							$(0.02)
Diluted							$(0.02)
Pro forma weighted-average number of units:
Basic							37,378,000
Diluted							37,378,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SUMMIT HOTEL OP, LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

							Pro Forma
	Summit Hotel	Reclassification		Reclassified	Pro Forma		Summit Hotel
	Properties, LLC(A)	Adjustments(B)		Subtotal	Adjustments		OP, LP
	(In thousands, except per-share data)

REVENUE
Room revenues	$118,960			$118,960			$118,960
Other hotel operations revenues	2,240			2,240			2,240

Total revenues	121,200			121,200			121,200
EXPENSES
Hotel operating expenses:
Direct hotel operations	42,071	$(42,071	)(1)	—			—
Other hotel operating expenses	16,987	(16,987	)(2)	—			—
General, selling and administrative	24,017	(24,017	)(3)	—			—
Repairs and maintenance	6,152	(6,152	)(4)	—			—
Rooms	—	36,720	(1)	36,720			36,720
Other direct	—	18,048	(2)(3)(4)	18,048			18,048
Other indirect	—	32,389	(1)(2)(3)(5)	32,389	$1,151	(C)	33,540
Other	—	681	(3)	681			681

Total hotel operating expenses	89,227			87,838			88,989
Depreciation and amortization	23,971			23,971	(883	)(D)	23,088
Corporate general and administrative:
Salaries and other compensation	—			—	2,805	(E)	2,805
Other	—			—	1,840	(E)	1,840
Equity-based compensation	—			—	737	(F)	737
Hotel property acquisition costs	—	1,389	(5)	1,389			1,389
Loss on impairment of assets	7,506			7,506			7,506

Total expenses	120,704			120,704			126,354

Income (loss) from operations	496			496			(5,154)

Other income (expense):
Interest income	50			50			50
Interest expense	(18,321)			(18,321)	9,269	(G)	(9,052)
Loss on disposal of assets	(4)			(4)			(4)

Total other expense	(18,275)			(18,275)			(9,006)

Loss from continuing operations	(17,779)			(17,779)			(14,160)
Income from discontinued operations	1,465			1,465	(1,465	)(H)	—

Net loss before income taxes	(16,314)			(16,314)			(14,160)
Income tax expense	—			—	(840	)(I)	(840)

Net loss	$(16,314)			$(16,314)			$(15,000)

Pro forma earnings (loss) per unit:
Basic							$(0.40)
Diluted							$(0.40)
Pro forma weighted-average number of units:
Basic							37,378,000
Diluted							37,378,000

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SUMMIT HOTEL OP, LP

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(IN THOUSANDS, EXCEPT PER-SHARE AND OP UNIT DATA)

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements are presented to reflect:

(i) the contribution of the net proceeds of the initial public offering (the “IPO”) of Summit Hotel Properties, Inc. (the “Company”) and a concurrent private placement in an amount of approximately $240,047, after the payment of the underwriting discount and after the payment of costs and expenses relating to the IPO, the concurrent private placement and the transactions described in (ii) and (iii) below (the “formation transactions”) of approximately $7,260, to Summit Hotel OP, LP (the “Operating Partnership”) in exchange for units of limited partnership interest in the Operating Partnership (“OP units”) that represent an approximate 73.0% partnership interest in the Operating Partnership, including the sole general partnership interest;

(ii) the contribution to the Operating Partnership of the Class B and Class C membership interests in Summit Group of Scottsdale, Arizona, LLC (“Summit of Scottsdale”) held by The Summit Group, Inc. (“The Summit Group”) and an unaffiliated third-party investor in exchange for an aggregate of 106,008 OP units;

(iii) the merger of Summit Hotel Properties, LLC (the “Predecessor”) with and into the Operating Partnership, with the Predecessor as the acquiror for accounting purposes, and the issuance by the Operating Partnership of an aggregate of 9,993,992 OP units to the former Class A, Class A-1, Class B and Class C members of the Predecessor in exchange for their membership interests in the Predecessor; and

(iv) the repayment of approximately $223,773 of outstanding indebtedness and the payment of estimated costs and expenses of approximately $3,200 recognized in connection with the retirement of this indebtedness.

Following completion of the merger, the historical consolidated financial statements of the Predecessor will become the historical consolidated financial statements of the Company, and the assets and liabilities of the Company will be recorded at their respective historical carrying values as of the date of completion of the merger.

The unaudited pro forma balance sheet assumes each of these transactions occurred on September 30, 2010. The unaudited pro forma statements of operations and other operating data assumes each of these transactions occurred on January 1, 2009. The unaudited pro forma condensed consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the transactions referred to above occurred on September 30, 2010, nor does it purport to represent the future financial position of the Operating Partnership. The unaudited pro forma condensed consolidated statements of operations are presented for illustrative purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions referred to above occurred on January 1, 2009, nor does it purport to represent the future results of operations of the Operating Partnership. In the opinion of management of the Company, all material adjustments to reflect the effects of the preceding transactions have been made.

Although the Operating Partnership’s accounting and financial reporting processes necessary to finalize its consolidated financial statements for the year ended December 31, 2010 are not yet complete, the Operating Partnership currently anticipates reporting an impairment charge of between approximately $6.0 million and approximately $7.0 million in the fourth quarter of 2010 related to land held for sale shown in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2010. As the estimated impairment charge amount has not been finalized, no charge has been included as a pro forma adjustment to the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2010, unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 or unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2009.

2.	Adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010:

(A) Represents the Predecessor’s unaudited condensed consolidated balance sheet as of September 30, 2010.

SUMMIT HOTEL OP, LP

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(B) Reflects the following adjustments to reclassify certain prior period amounts in the Predecessor’s historical balance sheet to the Operating Partnership’s intended presentation:

▪	To reclassify restricted cash (current and noncurrent) into one account.

▪	To reclassify current maturities and notes payable into one account.

(C) Reflects the Company’s contribution of $240,047 to the Operating Partnership of net proceeds from the issuance of shares of common stock of the Company.

(D) (1) Reflects the retirement of outstanding indebtedness being repaid with the Company’s contribution to the Operating Partnership of the net proceeds from the IPO and concurrent private placement:

First National Bank of Omaha/Acquisition Line of Credit	$19,993
First National Bank of Omaha/Line of Credit Pool One	18,903
Lehman Brothers Bank	77,381
Marshall & Ilsley Bank	21,420
Fortress Credit Corp.	86,076

Use of proceeds	$223,773

(2) Reflects the payment, immediately prior to the merger, of priority distributions in the amount of approximately $8,283 to the Predecessor’s Class A and Class A-1 members accrued but unpaid through August 31, 2010, pursuant to the terms of the merger agreement between the Predecessor and the Operating Partnership.

(3) Reflects the write-off of deferred financing costs of approximately $385 associated with the retirement of certain indebtedness being repaid with the Company’s contribution to the Operating Partnership of the net proceeds from the Company’s IPO and concurrent private placement.

(4) Reflects the reclassification of members’ equity of the Predecessor and the noncontrolling interests of the Predecessor into partners’ equity in the Operating Partnership upon completion of the Company’s IPO, the concurrent private placement and the formation transactions.

(5) Reflects the effects of the issuance of 4,000 shares of the Company’s common stock to its independent directors upon completion of the Company’s IPO.

(6) Reflects prepayment penalties and other fees of approximately $3,200 related to the retirement of certain indebtedness being repaid with the Company’s contribution to the Operating Partnership of the net proceeds from the Company’s initial public offering and concurrent private placement.

SUMMIT HOTEL OP, LP

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

3.	Adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010:

(A) Represents the Predecessor’s unaudited condensed consolidated statement of operations for the nine months ended September 30, 2010.

(B) Reflects the following adjustments to reclassify certain prior period amounts in the Predecessor’s historical statement of operations to the Operating Partnership’s intended presentation:

(1) To reclassify (a) $30,677 of direct hotel operations expense (wages, payroll taxes and benefits, linens, cleaning and guestroom supplies and complimentary breakfast) as rooms expense; and (b) $4,674 of direct hotel operations expense (franchise royalties) as other indirect expense.

(2) To reclassify (a) $6,432 of other hotel operating expense (utilities and telephone) as other direct expense; and (b) $7,624 of other hotel operating expense (property taxes, insurance and cable) as other indirect expense.

(3) To reclassify (a) $3,240 of general, selling and administrative expense (office supplies, advertising, miscellaneous operating expenses and bad debt expense) as other direct expenses; (b) $15,110 of general, selling and administrative expense (credit card/travel agent commissions, management company expense, management company legal and accounting fees and franchise fees) as other indirect expenses; and (c) $460 of general, selling and administrative expense (ground rent and other expense) as other expense.

(4) To reclassify $3,396 of repairs and maintenance expense as other direct expenses.

(5) To reclassify $130 of other indirect expense (hotel startup costs) as hotel property acquisition costs.

(C) Reflects the elimination of accounting and management expense historically paid to The Summit Group under hotel management agreements and an adjustment to other indirect expense to reflect contractual payments under a new hotel management agreement to be entered into by the Operating Partnership’s TRS lessees with Interstate upon completion of the Company’s IPO.

Historical accounting expense reimbursement	$(480)
Historical management expense reimbursement	(2,400)

Historical amounts paid to The Summit Group	(2,880)
Base management fee under new hotel management agreement	3,144
Accounting expense reimbursement under new hotel management agreement	850
Incentive management fee payable under new hotel management agreement	—

Amounts payable to Interstate under new hotel management agreement	$1,114

(D) Reflects the elimination of $234 of deferred financing cost amortization expense related to indebtedness being repaid with the Company’s contribution to the Operating Partnership of the net proceeds from the Company’s IPO and concurrent private placement.

(E) Reflects the expected increase in general and administrative expenses as a result of the Company becoming a publicly traded company. These expenses include, but are not limited to, incremental salaries, fees paid to the Company’s independent directors, directors’ and officers’ insurance and other compliance costs.

(F) Reflects $562 of expense associated with the grant of an aggregate of 4,000 shares of common stock to the Company’s independent directors upon completion of the IPO and the grant of options to purchase an aggregate of 940,000 shares of common stock to the Company’s named executive officers upon completion of the IPO. The Company intends to calculate the grant date fair value of the stock options to be granted to certain executive officers upon completion of the Company’s IPO using a Black-Scholes option-pricing model. The stock options will vest ratably over a five-year period beginning on the first anniversary of the date of grant and will have an exercise price equal to the per-share IPO price of the Company’s common stock. The assumptions used in the fair value

SUMMIT HOTEL OP, LP

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

determination of the stock options to be granted to the Company’s named executive officers are summarized as follows: (1) risk-free interest rate of 3.35% based on the 10-year U.S. Treasury rate as of January 14, 2011; (2) expected volatility of 61.20% based on an analysis of a peer group of comparable entities; (3) expected dividend yield of 4.6%; (4) weighted-average expected life of 5 years; and (5) exercise price equal to the IPO price. The weighted-average grant date fair value of each stock option to be granted to certain executive officers is anticipated to be $3.71.

(G) Reflects a reduction of an aggregate of $11,750 in interest expense as a result of the repayment of indebtedness with the Company’s contribution to the Operating Partnership of the net proceeds of the Company’s IPO and concurrent private placement.

(H) Reflects the adjustment to recognize income tax expense on the taxable income of Summit TRS, the Operating Partnership’s taxable REIT subsidiary upon completion of the Company’s IPO, assuming the Company had elected REIT status and the TRS leases were in place as of January 1, 2009.

4.	Adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009:

(A) Represents the Predecessor’s audited consolidated statement of operations for the year ended December 31, 2009.

(B) Reflects the following adjustments to reclassify certain prior period amounts in the Predecessor’s historical statement of operations to the Operating Partnership’s intended presentation:

(1) To reclassify (a) $36,720 of direct hotel operations expense (wages, payroll taxes and benefits, linens, cleaning and guestroom supplies and complimentary breakfast) as rooms expense; and (b) $5,351 of direct hotel operations expense (franchise royalties) as other indirect expense.

(2) To reclassify (a) $7,642 of other hotel operating expense (utilities and telephone) as other direct expense; and (b) $9,345 of other hotel operating expense (property taxes, insurance and cable) as other indirect expense.

(3) To reclassify (a) $4,254 of general, selling and administrative expense (office supplies, advertising, miscellaneous operating expenses and bad debt expense) as other direct expenses; (b) $19,082 of general, selling and administrative expense (credit card/travel agent commissions, management company expenses, management company legal and accounting fees and franchise fees) as other indirect expenses; and (c) $681 of general, selling and administrative expense (ground rent and other expense) as other expense.

(4) To reclassify $6,152 of repairs and maintenance expense as other direct expenses.

(5) To reclassify $1,389 of other indirect expense (hotel startup costs) as hotel property acquisition costs.

(C) Reflects the elimination of accounting and management expense historically paid to The Summit Group under hotel management agreements and an adjustment to other indirect expense to reflect contractual payments under a new hotel management agreement to be entered into by the Operating Partnership’s TRS lessees with Interstate upon completion of the IPO.

Historical accounting expense reimbursement	$(589)
Historical management expense reimbursement	(3,029)

Historical amounts paid to The Summit Group	(3,618)
Base management fee under new hotel management agreement	3,636
Accounting expense reimbursement under new hotel management agreement	1,133
Incentive management fee payable under new hotel management agreement	—

Amounts payable to Interstate under new hotel management agreement	$1,151

SUMMIT HOTEL OP, LP

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(D) Reflects the elimination of $883 of deferred financing cost amortization expense related to indebtedness being repaid with the Company’s contribution to the Operating Partnership of the net proceeds from the Company’s IPO and concurrent private placement.

(E) Reflects the expected increase in general and administrative expenses as a result of the Company becoming a publicly traded company. These expenses include, but are not limited to, incremental salaries, fees paid to the Company’s independent directors, directors’ and officers’ insurance and other compliance costs.

(F) Reflects $737 of expense associated with the grant of an aggregate of 4,000 shares of common stock to the Company’s independent directors upon completion of the IPO and the grant of options to purchase an aggregate of 940,000 shares of common stock to the Company’s named executive officers upon completion of the IPO. The Company intends to calculate the grant date fair value of the stock options to be granted to the Company’s named executive officers upon completion of the Company’s IPO using a Black-Scholes option-pricing model. The stock options will vest ratably over a five-year period beginning on the first anniversary of the date of grant and will have an exercise price equal to the per-share IPO price of the Company’s common stock. The assumptions used in the fair value determination of the stock options to be granted to certain executive officers are summarized as follows: (1) risk-free interest rate of 3.35% based on the 10-year U.S. Treasury rate as of January 14, 2011; (2) expected volatility of 61.20% based on an analysis of a peer group of comparable entities; (3) expected dividend yield of 4.6%; (4) weighted-average expected life of 5 years; and (5) exercise price equal to the IPO price. The weighted-average grant date fair value of each stock option to be granted to certain executive officers is anticipated to be $3.71.

(G) Reflects a reduction of an aggregate of $9,269 in interest expense as a result of the repayment of indebtedness with the Company’s contribution to the Operating Partnership of the net proceeds of the Company’s IPO and concurrent private placement.

(H) To remove income from discontinued operations of $1,465 included in the Predecessor’s statement of operations for the year ended December 31, 2009.

(I) Reflects the adjustment to recognize income tax expense on the taxable income of Summit TRS, the Operating Partnership’s taxable REIT subsidiary upon completion of the Company’s IPO, assuming the Company had elected REIT status and the TRS leases were in place as of January 1, 2009.